SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant       [x]
Filed by a Party other
   than the Registrant        [ ]

Check the appropriate box:    [x]   Preliminary Proxy Statement
                              [ ]   Confidential, for Use of the Commission only
                                    (as permitted by Rule 14a-6(e)(2))
                              [ ]   Definitive Proxy Statement
                              [ ]   Definitive Additional Materials
                              [ ]   Soliciting Material Pursuant to
                                    ss. 240.14a-11(c) or ss. 240.14a-12

                               ACORN HOLDING CORP.
                  --------------------------------------------
                (Name of Registrant as Specified in its Charter)

                  --------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):
      [x]   No fee required
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.

             1) Title of each class of securities to which transaction applies:

             2) Aggregate number of securities to which transaction applies:

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             4) Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

             5) Total fee paid:

                ----------------------------------------------------------------

      [ ]   Fee paid previously with preliminary materials:

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

             1) Amount Previously Paid:
                ----------------------------------------------------------------

             2) Form, Schedule or Registration No.:
                ----------------------------------------------------------------

             3) Filing Party:
                ----------------------------------------------------------------

             4) Date Filed:
                ----------------------------------------------------------------

                               ACORN HOLDING CORP.
                           1251 AVENUE OF THE AMERICAS
                                   45TH FLOOR
                          NEW YORK, NEW YORK 10020-1704




                                                                   March 8, 1999


Dear Fellow Stockholders:

     You are  cordially  invited to attend our Special  Meeting of  Stockholders
which    will   be   held   on   April   15,    1999   at   10:00    A.M.,    at
____________________________, New York, New York ______.

     The Notice of Special Meeting and Proxy Statement which follow describe the business to be conducted at the Special Meeting.

     Whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Special Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing at Two Broadway, New York, NY 10004.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                   Cordially,





                                   Stephen A. Ollendorff
                                   Chief Executive Officer

                               ACORN HOLDING CORP.
                           1251 AVENUE OF THE AMERICAS
                                   45TH FLOOR
                          NEW YORK, NEW YORK 10020-1704

                   -------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 15, 1999

                   -------------------------------------------


To the Stockholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Acorn Holding Corp. (the "Company') will be held on April 15, 1999 at _____ A.M. local time at _______________________________, New York, New York ______ for the
following purposes:

     1. To consider and vote upon a proposed amendment of the Company's Certificate of Incorporation to effect a combination of the Company's issued and outstanding shares of Common Stock on the basis that each five (5) shares of Common Stock then outstanding will be converted into two (2) shares of Common Stock;

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record on the books of the Company at the close of business on March 8, 1999 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

March 8, 1999                       By order of the Board of Directors



                                    Stephen A. Ollendorff
                                    Secretary


PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                               ACORN HOLDING CORP.

                         SPECIAL MEETING OF STOCKHOLDERS
                            To Be Held April 15, 1999

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Acorn Holding Corp., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on April 15, 1999 (the "Special Meeting"), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about March 10, 1999.

     The costs of soliciting proxies will be borne by the Company. It is estimated that such costs will be nominal. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Special Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                          1251 Avenue of the Americas
                          45th Floor
                          New York, New York 10020-1104
                          Telephone:  (212) 536-4089

                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 8, 1999 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 4,068,406 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Special Meeting.


                                VOTING PROCEDURES

     At the Special Meeting, the proposed amendment to the Company's Certificate of Incorporation will be approved upon receiving the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date. Other matters, if any, to come before the Special Meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Special Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be an employee of the Company or its legal counsel. Pursuant to Delaware corporate law and the Company's By-laws, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Abstention and broker non-votes will not be counted in the tabulation of votes cast on proposals. Because of the requirement for an absolute majority of the outstanding Common Stock to approve the proposed amendment to the Certificate of Incorporation, abstentions and broker non-votes will also have the same effect as a vote "against" the proposed amendment to the Certificate of Incorporation. Abstentions and broker non-votes will, however, have no legal effect on the vote on any other particular matter which requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

     The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Chief Executive Officer and other executive officers of the Company who earned more than $100,000 in salary for the fiscal year ended December 31, 1998, and (iv) all directors and executive officers as a group:

                                                   Amount and
                                                   Nature of      Percentage of
Name and Address of          Position with         Beneficial      Outstanding
Beneficial Owner(1)          the Company           Ownership(2)    Shares Owned
-------------------------------------------------------------------------------
Estate of                           -
Herbert Berman                                         283,660        6.97%
405 Lexington Avenue                                       (3)
New York, NY 10174

Allen Landers, M.D.                 -
1385 York Avenue                                       253,800        6.24%
New York, NY 10021

Bert Sager                   Director                  428,125       10.12%
                                                        (4)(5)

                                       2

Stephen A. Ollendorff        Chairman of the         1,462,200       32.58%
                             Board, Chief            (5)(6)(7)
                             Executive
                             Officer and
                             Secretary

Edward N. Epstein            President,                936,000       22.35%
                             Chief Operating         (5)(6)(8)
                             Officer and
                             Director

Paula Berliner               Director                  168,300        4.07%
                                                           (5)

Robert P. Freeman            President and             140,000        3.36%
                             Chief Executive               (5)
                             Officer-
                             Recticon
                             Enterprises,
                             Inc.

Ronald J. Manganiello        Director                  184,946        4.55%
                                                           (9)

All executive officers and                           2,552,858       52.01%
directors as a group (7                              (4)(5)(6)
persons)                                             (7)(8)(9)

------------------
*     Less than 1%

(1) Unless otherwise indicated, the address of each beneficial owner of more than 5% of the Common Stock is c/o the Company's principal executive offices at 1251 Avenue of the Americas, 45th Floor, New York, NY
      10020-1104.

(2)   A person is deemed to be the beneficial  owner of voting  securities  that can be acquired  by such  person  within 60 days from the Record Date upon
      the  exercise  of  options,  warrants  or  convertible  securities.   Each
      beneficial  owner's  percentage  ownership is  determined by assuming that convertible  securities,  options or warrants that are held by such person
      (but not those held by any other person) and which are exercisable  within
      60 days of the Record Date have been exercised.  Unless  otherwise  noted, the Company  believes that all persons named in the table have sole voting
      and  investment   power  with  respect  to  all  shares  of  Common  Stock
      beneficially owned by them.

(3)   Excludes 51,000  shares  owned  by the  adult children of the late Herbert
      Berman.

(4) Does not include 200 shares of Common Stock owned by Mr. Sager's spouse, as sole trustee of a trust formed by Mrs. Sager's mother, as to which Mr.
      Sager disclaims beneficial ownership.

(5) Includes the following shares that may be acquired upon exercise of options within 60 days from March 1, 1999: Mr. Sager - 160,000; Mr.
      Ollendorff - 300,000;  Mr. Epstein - 120,000;  Ms. Berliner - 70,000;  Mr.
      Freeman - 100,000; and all directors and executive officers as group (7 persons) 840,000.

                                       3

(6)   Stephen A. Ollendorff,  Chairman of the Board, Chief Executive Officer and
      Secretary of the Company, has entered into an Irrevocable Proxy and Voting
      Agreement  with Respect to Election of Directors  dated  December 19, 1995 with Edward N. Epstein, President of the Company, with respect to 933,500 shares of Common Stock beneficially owned by Mr. Epstein. See "Certain
      Relationship and Related Transactions." Accordingly, Mr. Ollendorff's beneficial ownership includes such shares. Other than as set forth above, Mr. Ollendorff disclaims beneficial ownership of such shares.

(7)   Includes 1,000 shares owned by Mr. Ollendorff's spouse.

(8)   Includes 10,000 shares owned by Mr. Epstein as trustee for his minor child.

(9) Includes 32,946 shares owned by Mr. Manganiello's spouse and 2,000 owned by Mr. Manganiello as trustee for his children.


                                   PROPOSAL I

               AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT
                   A COMBINATION OF THE COMPANY'S OUTSTANDING
                     COMMON STOCK ON THE BASIS OF TWO SHARES
                        FOR EACH FIVE OUTSTANDING SHARES

GENERAL

     The Company's Board of Directors (the "Board") has unanimously adopted a resolution declaring the advisability of, and submits to the stockholders for approval, a proposal to amend the Company's certificate of incorporation to effect a two-for-five combination (the "Reverse Split") of the Company's issued and outstanding common stock, par value $.01 per share ("Common Stock"). The proposal may be abandoned by the Board at any time before or after the Special Meeting and prior to the date and time at which the Reverse Split becomes effective if for any reason the Board deems it advisable to abandon the proposal. The Reverse Split will be effected by filing a certificate of amendment to the Company's certificate of incorporation (the "Amendment") with the Secretary of State of Delaware (the "Delaware Secretary"). The complete text of the proposed Amendment is set forth as Exhibit A to this proxy statement, subject to such changes as may be required by the Delaware Secretary. The Board may make such changes to the Amendment as it deems necessary to cause the Delaware Secretary to accept the Amendment for filing and to give effect to the Reverse Split.

     If the Reverse Split is approved by the requisite vote of the Company's stockholders, upon filing of the Amendment with the Delaware Secretary of State, the Reverse Split will be effected. As promptly as practicable, following the Effective Date (as defined below), stockholders of record at the close of business on the Effective Date will be requested to exchange their existing stock certificates representing shares of Common Stock outstanding immediately prior to the Effective Date ("Old Common Stock") for stock certificates representing the number of shares of Common Stock outstanding immediately following the Effective Date ("New Common Stock") and/or check for cash in lieu of fractional shares of New Common Stock. The transfer agent for Common Stock will circulate to holders of record of Common Stock as of the close of business on the Effective Date a form of letter of transmittal to be used by such stockholders in surrendering their stock certificates representing shares of Old Common Stock, which letter will set forth the procedures for effecting such exchange.

     The number of shares of Common Stock authorized by the certificate of incorporation and the par value per share will not change as a result of the Reverse Split.

PRINCIPAL EFFECTS OF THE PROPOSED REVERSE SPLIT

     Assuming approval of the Reverse Split by the requisite vote of stockholders at the Special Meeting, the Amendment will be filed with the Delaware Secretary as promptly as practicable thereafter and the Reverse Split will become effective on the date the Amendment is accepted by the Delaware Secretary (the "Effective Date"). Without further action on the part of the Company or the stockholders, from and after the Effective Date, the total number of shares held by each stockholder will be automatically converted into a number of whole shares of Common Stock, determined by dividing the number of shares owned of record by each stockholder immediately prior to the Effective Date by five (5)and then multiplying the quotient so determined by two (2), and/or into cash based on the Purchase Price (as defined below) in lieu of any fractional shares. See "Cash Payment In Lieu of Fractional Shares."

     If the Reverse Split is effected, the ownership interest in the Company and proportional voting power of each holder of record of five (5) or more shares will remain unchanged, except for minor differences resulting from the purchase of fractional shares. All other rights and privileges of such holder will be substantially unaffected by the Reverse Split.

     On the Effective Date, each holder of record of (i) fewer than five (5) shares of Common Stock or (ii) greater than five (5) shares of Common Stock, to the extent of the fractional shares which would otherwise be issuable after the Effective Date will have only the right to receive cash based upon the Purchase Price in lieu of receiving a fractional share. The interest of each such stockholder in the Company, to the extent of such fractional shares, will thereby be eliminated, and such person will have no right to vote as a stockholder or share in the assets or any future earnings of the Company with respect to, and to the extent of, such eliminated interest.

     At the Record Date, there were outstanding options, warrants and other convertible securities to purchase an aggregate of approximately 900,000 shares of Common Stock. On the Effective Date, the exercise prices of all outstanding options, warrants and other convertible securities will be proportionately increased and the number of shares of Common Stock issuable upon exercise thereof will be proportionately decreased to give effect to the Reverse Split.

     The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The effectuation of the Reverse Split will not affect the registration of the Common Stock under the Exchange Act and the Company has no present intention of terminating such registration under the Exchange Act in order to become a "private" company.

     If approved, the Reverse Split will result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or By-Laws to dissent from the Reverse Split or to dissent from the payment of cash in lieu of issuing fractional shares.

CASH PAYMENT IN LIEU OF FRACTIONAL SHARES

     In lieu of issuing fractional shares resulting from the Reverse Split, the Company will value each outstanding share of Common Stock held immediately prior to the Effective Date at the average daily closing price per share of the Common Stock on the over-the-counter market as obtained from The Nasdaq Stock Market, Inc. ("Nasdaq") for the 10 trading days preceding the Effective Date adjusted to give effect to the Reserve Split. Such adjusted per share price is sometimes hereinafter referred to as the "Purchase Price." In lieu of fractional shares arising as a result of the Reverse Split, holders of record of shares immediately prior to the Effective Date will be entitled to receive cash equal to the product of multiplying the Purchase Price by the amount of any fraction resulting from the conversion of the Common Stock outstanding immediately prior to the Effective Date into a smaller number of shares. No brokerage commission will be payable by holders who receive cash in lieu of fractional shares.

     Any stockholder owning fewer than five (5) shares who desires to retain an equity interest in the Company after the Effective Date may do so by purchasing sufficient additional shares of the Company's Common Stock in the open market to increase his ownership to five (5) shares or more prior to the Effective Date. Likewise, any stockholder owning five (5) or more shares who desires to retain an equity interest in the Company after the Effective Date with respect to any shares which would be converted into fractional shares as a result of the Reserve Split may do so by purchasing sufficient additional shares of the Company's Common Stock in the open market to increase his ownership to a multiple of five (5) shares prior to the Effective Date.

REASONS FOR THE REVERSE SPLIT

     The reason for the Reverse Split is to increase the per share market price of the Common Stock. In January 1999, the Company was notified by The Nasdaq Stock Market, Inc. ("Nasdaq") that, based upon their review of price data for the Company's Common Stock, the closing bid price for the Company's Common Stock was less than $1.00 per share during the relevant review period which was a requirement for continued inclusion of the Company's securities on the Nasdaq Small Cap Market. Nasdaq has advised the Company that the Common Stock will be delisted from trading on Nasdaq unless the closing bid price of the Common Stock is above $1.00 per share for at least 10 consecutive trading days and thereafter continues to trade at or above the $1.00 level.

     The Board believes that the current low per share market price of the Common Stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders and the potential ability of the Company to raise capital by issuing additional shares of Common Stock. The Board believes there are several reasons for this effect:

     First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Moreover, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks because of the time-consuming procedures that make the handling of low-priced stocks unattractive to broker-dealers from an economic standpoint. More specifically, trading in the Common Stock is subject to certain rules promulgated under the Exchange Act, which require additional disclosure by broker-dealers in connection with trades involving a "penny stock" (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). Such rules require the delivery, prior to any transaction in a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stock to persons other than established customers and accredited investors (generally institutions). For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to purchase of the securities. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit the market liquidity of the Common Stock and the ability of holders of Common Stock to sell such securities in the over-the-counter market.

     Second, since the brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Company's Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the Company's share price were substantially higher. This factor is also believed to limit the willingness of institutions to purchase the Common Stock.

     The Board of Directors anticipates that the Reverse Split will result in a bid price for the Common Stock in excess of $1.00 per share. The Board also believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Split, and the anticipated increase price of the Common Stock, could encourage interest in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split. Also, although any increase in the market price of the Common Stock resulting from the Reverse Split may be proportionately less than the decrease in the number of outstanding shares, the Reverse Split could result in a market price for the shares that will be high enough to overcome the reluctance, policies and practices of brokers and investors referred to above and to diminish the adverse impact of trading commissions on the market for the shares.

     There can be no assurances, however, that the foregoing events will occur, or that the market price of the Common Stock immediately after the proposed Reverse Split will be maintained for any period of time. Moreover, there can be no assurance that the market price of the Common Stock after the proposed Reverse Split will be five (5) times the market price before the Reverse Split, or that the market price following the Reverse Split will either exceed or remain in excess of the current market price. There can also be no assurance that the Company will be able to maintain the listing of the Common Stock on Nasdaq even if the Reverse Split results in a bid price for the Common Stock that exceeds $1.00.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the Reverse Stock split may vary significantly as to each shareholder, depending upon the state in which such shareholder resides.

Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

     The conversion of shares of the Common Stock outstanding immediately prior to the Reverse Split into a reduced number of shares of Common Stock after giving effect to the Reverse Split will not result in the recognition of gain or loss (except in the case of cash received for fractional shares as described below). The holding period of the shares of Common Stock after giving effect to Reverse Split will include the stockholder's holding period for the shares of Common Stock held immediately prior to Reverse Split, provided that the shares of Common Stock were held as a capital asset. The tax basis of the shares of Common Stock after giving effect to Reverse Split will be the same as the tax basis of the shares of Common Stock immediately prior to giving effect to the Reverse Split, reduced by the basis allocable to the receipt of cash in lieu of fractional shares described below.

     A stockholder who receives cash in lieu of fractional shares will be treated as if the Company has issued fractional shares to such shareholder and then immediately redeemed such shares for cash. Such shareholder should recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of his Common Stock allocable to such fractional shares, had they actually been issued. Such gain or loss will be a capital gain or loss if such stockholder's Common Stock was held as a capital asset and any such capital gain or loss will generally be long-term capital gain or loss to the extent such stockholder's holding period for his Common Stock exceeds 12 months.

     The decrease in the number of outstanding shares of Common Stock as a result of the Reverse Split will not produce any taxable income or gain or loss to the Company.

RECOMMENDATION AND VOTE

     The proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock outstanding at the Record Date.

     THE  BOARD  OF  DIRECTORS  OF  THE  COMPANY  UNANIMOUSLY   RECOMMENDS  THAT
STOCKHOLDERS VOTE FOR THE PROPOSAL.

                                OTHER INFORMATION

     The Board of Directors is not aware of any matter which may be presented for action at the Special Meeting other than matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is intended that the enclosed Proxy will be voted with respect thereto in accordance with the judgment of the persons named in said Proxy.


                                    By order of the Board of Directors



                                    Stephen A. Ollendorff,
                                    Secretary

March 8, 1999

                                                                     EXHIBIT A





           TEXT OF PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION







     The Certificate of Incorporation is amended by the addition of the following to Article "FOURTH":






     The presently issued and outstanding shares of Common Stock, exclusive of treasury stock, shall be combined in the ratio of two (2) share of Common Stock for each five (5) shares of Common Stock currently issued and outstanding. Such combination shall not change the stated capital of the Corporation nor shall it affect the rights or preferences of the holders of the shares of Common Stock now issued and outstanding.

                               ACORN HOLDING CORP.

             PROXY FOR SPECIAL MEETING TO BE HELD ON APRIL 15, 1999

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder(s) of ACORN HOLDING CORP., a Delaware corporation (the "Company"), hereby constitute(s) and appoint(s) EDWARD N. EPSTEIN and RONALD J. MANGANIELLO, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the Special Meeting of Stockholders of the Company to be held at ___________________________, New York, New York _____ , on Thursday, April 15,
1999 at 10:00 A.M. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present at such meeting in the manner specified and on any other business as may properly come before the Meeting.


PLEASE MARK BOXES /  / OR X IN BLUE OR BLACK INK.

1.   Adoption  of  Amendment  to  Certificate  of   Incorporation  to  Effect  a
     Two-for-Five Reverse Stock Split

     FOR  /  /           AGAINST  /  /           ABSTAIN  /  /

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof and as set forth in Rule 14a-4c of the Securities Exchange Act of 1934, as amended.



(Continued and to be signed and dated on the reverse side.)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                                    Please date and sign exactly as name appears
                                    to the left.  When  shares are held by joint
                                    tenants,  both should  sign.  When signed as
                                    attorney, executor,  administrator,  trustee
                                    or guardian, please give full title as such.
                                    If  a  corporation,   please  sign  in  full
                                    corporate   name  by   President   or  other
                                    authorized officer. If a partnership, please
                                    sign  in  partnership   name  by  authorized
                                    person.

                                    Dated                                   1999
                                          ----------------------------------


                                    --------------------------------------------
                                                      Signature


                                    --------------------------------------------
                                              Signature if held jointly


                                    --------------------------------------------
                                                Title (if applicable)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK. /  /